UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 27, 2005, Hersha Hospitality Trust, a Maryland real estate investment trust and owner of nationally franchised, upscale and mid-scale hotels, (“Hersha”), issued a press release announcing the appointment of Michael R. Gillespie as Chief Accounting Officer of Hersha, effective as of June 20, 2005. There is no family relationship between Mr. Gillespie and any director or other executive officer of Hersha.

Mr. Gillespie, 32, was the Manager, Financial Policy & Controls for Tyco Electronics Corporation, a manufacturer of electronic components and subsidiary of Tyco International, from June 3, 2003, until June 17, 2005. Prior to this, he was Senior Manager in the Audit and Assurance Practice at KPMG, LLP from May 28, 2002, until June 2, 2003. From September 1995 to May 27, 2002, he served as Experienced Manager in the Audit and Business Advisory Practice at Arthur Anderson LLP. None of Tyco Electronics Corporation, KPMG LLP or Arthur Anderson LLP is a parent, subsidiary or other affiliate of Hersha.

Pursuant to the Offer Letter, dated May 18, 2005, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference, Mr. Gillespie will be compensated at an annual salary of $140,000, will receive a standard benefits package, is eligible to receive a bonus pursuant to Hersha’s performance bonus plan and will be considered for a grant of restricted stock after completing one year of employment with Hersha. In addition, Hersha and Mr. Gillespie are in the process of formalizing a Change in Control Agreement, pursuant to which Hersha will pay Mr. Gillespie his annual salary for certain monthly periods following his termination without cause within six months of a change in control of Hersha, the extent of such payment periods being dependent upon the length of service provided by Mr. Gillespie to Hersha at the time of his termination. Upon the execution of a Change in Control Agreement between Hersha and Mr. Gillespie, Hersha intends to file a copy of such agreement as an amendment to this Current Report on Form 8-K. Mr. Gillespie is employed by the Company on an at-will basis.

The press release concerning this personnel announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The registrant is relying on the instruction to paragraph (c) of Item 5.02 of Form 8-K to file this Current Report on Form 8-K concurrent with its public announcement of the appointment.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1	Offer Letter, dated May 18, 2005.

99.1	Press Release, dated June 27, 2005, announcing the appointment of Michael R. Gillespie as Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: June 27, 2005	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer